Exhibit 99.1

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

AIMCO OP L.P.

(Unaudited)

On December 10, 2025, the Company entered into a purchase and sale agreement to sell seven properties located in the Chicago metro area for $455.0 million. On March 27, 2026, the Company completed the sale of the Chicago Portfolio for gross sales proceeds of $455.0 million (the “Chicago Portfolio Sale”). In connection with the Chicago Portfolio Sale, $282.5 million of non-recourse property debt was assumed by the Purchaser.

The Company has determined that the transaction has met the criteria under Accounting Standards Codification 205-20, Presentation of Financial Statements – Discontinued Operations (“ASC 205-20”) to be classified as a discontinued operation, as the sale represents a strategic shift that will have a significant effect on the Company’s operations and financial results. The Company will account for the Chicago Portfolio as a discontinued operation beginning with its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026.

The unaudited pro forma condensed consolidated financial statements presented below have been prepared in accordance with Article 11 of Regulation S-X and were derived from the Company’s historical consolidated financial statements. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2025, reflects the Chicago Portfolio Sale as if it occurred on such date. The unaudited pro forma condensed consolidated statements of operations for each of the years ended December 31, 2025, 2024, and 2023, reflect the Chicago Portfolio Sale as if it occurred on January 1, 2023.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2026.

The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and does not purport to represent the Company’s actual financial condition or results of operations had the Chicago Portfolio Sale occurred on the dates indicated, nor does it project the Company’s results of operations or financial condition for any future period or date. The Company has prepared the unaudited pro forma condensed consolidated financial information based on available information using certain assumptions that it believes are reasonable. As a result, the actual results reported by the Company in periods following the Chicago Portfolio Sale may differ materially from this unaudited pro forma condensed consolidated financial information.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of December 31, 2025

(In thousands, except share data)

(Unaudited)

	As Reported	Chicago Portfolio Sale		Pro Forma
	(a)	(b)
ASSETS
Buildings and improvements	$1,014,902	$(269,961)	(b1)	$744,941
Land	222,315	(23,128)	(b1)	199,187
Total real estate	1,237,217	(293,089)		944,128
Accumulated depreciation	(287,285)	175,700	(b1)	(111,585)
Net real estate	949,932	(117,389)		832,543
Cash and cash equivalents	394,891	152,617	(b2)	547,508
Restricted cash	11,670	—		11,670
Notes receivable	103,863	—		103,863
Right-of-use lease assets - finance leases	106,438	—		106,438
Other assets, net	82,092	(876)	(b1)	81,216
Assets from discontinued operations and held for sale, net	26,847	—		26,847
Total assets	$1,675,733	$34,352		$1,710,085

LIABILITIES AND EQUITY
Non-recourse property debt, net	$339,483	$(281,303)	(b3)	$58,180
Non-recourse construction loans and bridge financing, net	399,142	—		399,142
Total indebtedness	738,625	(281,303)		457,322
Lease liabilities - finance leases	124,794	—		124,794
Dividends payable	4,320	—		4,320
Accrued liabilities and other	147,362	(10,903)	(b1)	136,459
Liabilities related to discontinued operations and assets held for sale, net	107,747	—		107,747
Total liabilities	1,122,848	(292,206)		830,642

Redeemable noncontrolling interests in consolidated real estate partnerships	158,292	—		158,292

Equity (510,587,500 shares authorized at December 31, 2025 and December 31, 2024):
Common Stock, $0.01 par value, 140,158,784 and 136,351,966 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively	1,402	—		1,402
Additional paid-in capital	429,144	—		429,144
Retained earnings (deficit)	(68,693)	315,474		246,781
Total Aimco equity	361,853	315,474		677,327
Noncontrolling interests in consolidated real estate partnerships	20,000	—		20,000
Common noncontrolling interests in Aimco Operating Partnership	12,740	11,084		23,824
Total equity	394,593	326,558	(b4)	721,151
Total liabilities and equity	$1,675,733	$34,352		$1,710,085

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of December 31, 2025

(In thousands, except unit data)

(Unaudited)

	As Reported	Chicago Portfolio Sale		Pro Forma
	(a)	(b)
ASSETS
Buildings and improvements	$1,014,902	$(269,961)	(b1)	$744,941
Land	222,315	(23,128)	(b1)	199,187
Total real estate	1,237,217	(293,089)		944,128
Accumulated depreciation	(287,285)	175,700	(b1)	(111,585)
Net real estate	949,932	(117,389)		832,543
Cash and cash equivalents	394,891	152,617	(b2)	547,508
Restricted cash	11,670	—		11,670
Notes receivable	103,863	—		103,863
Right-of-use lease assets - finance leases	106,438	—		106,438
Other assets, net	82,092	(876)	(b1)	81,216
Assets from discontinued operations and held for sale, net	26,847	—		26,847
Total assets	$1,675,733	$34,352		$1,710,085

LIABILITIES AND EQUITY
Non-recourse property debt, net	$339,483	$(281,303)	(b3)	$58,180
Non-recourse construction loans and bridge financing, net	399,142	—		399,142
Total indebtedness	738,625	(281,303)		457,322
Lease liabilities - finance leases	124,794	—		124,794
Dividends payable	4,320	—		4,320
Accrued liabilities and other	147,362	(10,903)	(b1)	136,459
Liabilities related to discontinued operations and assets held for sale, net	107,747	—		107,747
Total liabilities	1,122,848	(292,206)		830,642

Redeemable noncontrolling interests in consolidated real estate partnerships	158,292	—		158,292

Partners’ capital:
General Partner and Special Limited Partner	361,853	315,474		677,327
Limited Partners	12,740	11,084		23,824
Partners’ capital attributable to Aimco Operating Partnership	374,593	326,558	(b4)	701,151
Noncontrolling interests in consolidated real estate partnerships	20,000	—		20,000
Total partners’ capital	394,593	326,558		721,151
Total liabilities and partners’ capital	$1,675,733	$34,352		$1,710,085

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2025

(In thousands, except per share data)

(Unaudited)

	As Reported	Chicago Portfolio Sale	Pro Forma
	(c)	(d)
REVENUES
Rental and other property revenues	$138,486	$(45,845)	$92,641

OPERATING EXPENSES
Property operating expenses	68,355	(17,417)	50,938
Depreciation and amortization	58,278	(9,485)	48,793
General and administrative expenses	34,026	—	34,026
Impairment on real estate	147,456	—	147,456
Total operating expenses	308,115	(26,902)	281,213

Interest income	8,646	(10)	8,636
Interest expense	(59,429)	12,724	(46,705)
Mezzanine investment income (loss), net	856	—	856
Realized and unrealized gains (losses) on interest rate contracts	(471)	—	(471)
Realized and unrealized gains (losses) on equity investments	(5,790)	—	(5,790)
Gain on dispositions of real estate	237,060	—	237,060
Credit loss expense	(22,899)	—	(22,899)
Other income (expense), net	(4,192)	—	(4,192)
Income (loss) from continuing operations before income tax	(15,848)	(6,229)	(22,077)
Income tax benefit (expense) from continuing operations	57,595	—	57,595
Net income (loss) from continuing operations	41,747	(6,229)	35,518
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,237)	—	(13,237)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(781)	—	(781)
Net (income) loss from continuing operations attributable to common noncontrolling interests in Aimco Operating Partnership	(1,143)	281	(862)
Net income (loss) from continuing operations attributable to Aimco	$26,586	$(5,948)	$20,638

Net income (loss) from continuing operations attributable to Aimco per common share – basic	$0.20		$0.15
Net income (loss) from continuing operations attributable to Aimco per common share – diluted	$0.19		$0.15

Weighted-average common shares outstanding – basic	138,347		138,347
Weighted-average common shares outstanding – diluted	141,057		141,057

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2025

(In thousands, except per unit data)

(Unaudited)

	As Reported	Chicago Portfolio Sale	Pro Forma
	(c)	(d)
REVENUES
Rental and other property revenues	$138,486	$(45,845)	$92,641

OPERATING EXPENSES
Property operating expenses	68,355	(17,417)	50,938
Depreciation and amortization	58,278	(9,485)	48,793
General and administrative expenses	34,026	—	34,026
Impairment on real estate	147,456	—	147,456
Total operating expenses	308,115	(26,902)	281,213

Interest income	8,646	(10)	8,636
Interest expense	(59,429)	12,724	(46,705)
Mezzanine investment income (loss), net	856	—	856
Realized and unrealized gains (losses) on interest rate contracts	(471)	—	(471)
Realized and unrealized gains (losses) on equity investments	(5,790)	—	(5,790)
Gain on dispositions of real estate	237,060	—	237,060
Credit loss expense	(22,899)	—	(22,899)
Other income (expense), net	(4,192)	—	(4,192)
Income (loss) from continuing operations before income tax	(15,848)	(6,229)	(22,077)
Income tax benefit (expense) from continuing operations	57,595	—	57,595
Net income (loss) from continuing operations	41,747	(6,229)	35,518
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,237)	—	(13,237)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(781)	—	(781)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership	$27,729	$(6,229)	$21,500

Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – basic	$0.20		$0.15
Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – diluted	$0.19		$0.15

Weighted-average common units outstanding – basic	144,871		144,871
Weighted-average common units outstanding – diluted	147,581		147,581

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

(In thousands, except per share data)

(Unaudited)

	As Reported	Chicago Portfolio Sale	Pro Forma
	(c)	(d)
REVENUES
Rental and other property revenues	$137,700	$(44,445)	$93,255

OPERATING EXPENSES
Property operating expenses	68,077	(16,447)	51,630
Depreciation and amortization	77,133	(10,060)	67,073
General and administrative expenses	32,837	—	32,837
Total operating expenses	178,047	(26,507)	151,540

Interest income	9,643	(19)	9,624
Interest expense	(59,364)	12,782	(46,582)
Mezzanine investment income (loss), net	(2,432)	—	(2,432)
Realized and unrealized gains (losses) on interest rate contracts	1,752	—	1,752
Realized and unrealized gains (losses) on equity investments	(49,504)	—	(49,504)
Gain on dispositions of real estate	10,600	—	10,600
Other income (expense), net	(5,581)	—	(5,581)
Income (loss) from continuing operations before income tax	(135,233)	(5,175)	(140,408)
Income tax benefit (expense) from continuing operations	11,071	—	11,071
Net income (loss) from continuing operations	(124,162)	(5,175)	(129,337)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,958)	—	(13,958)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	1,849	—	1,849
Net (income) loss from continuing operations attributable to common noncontrolling interests in Aimco Operating Partnership	7,119	272	7,391
Net income (loss) from continuing operations attributable to Aimco	$(129,152)	$(4,903)	$(134,055)

Net income (loss) from continuing operations attributable to Aimco per common share – basic	$(0.94)		$(0.98)
Net income (loss) from continuing operations attributable to Aimco per common share – diluted	$(0.94)		$(0.98)

Weighted-average common shares outstanding – basic	138,496		138,496
Weighted-average common shares outstanding – diluted	138,496		138,496

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2024

(In thousands, except per unit data)

(Unaudited)

	As Reported	Chicago Portfolio Sale	Pro Forma
	(c)	(d)
REVENUES
Rental and other property revenues	$137,700	$(44,445)	$93,255

OPERATING EXPENSES
Property operating expenses	68,077	(16,447)	51,630
Depreciation and amortization	77,133	(10,060)	67,073
General and administrative expenses	32,837	—	32,837
Total operating expenses	178,047	(26,507)	151,540

Interest income	9,643	(19)	9,624
Interest expense	(59,364)	12,782	(46,582)
Mezzanine investment income (loss), net	(2,432)	—	(2,432)
Realized and unrealized gains (losses) on interest rate contracts	1,752	—	1,752
Realized and unrealized gains (losses) on equity investments	(49,504)	—	(49,504)
Gain on dispositions of real estate	10,600	—	10,600
Other income (expense), net	(5,581)	—	(5,581)
Income (loss) from continuing operations before income tax	(135,233)	(5,175)	(140,408)
Income tax benefit (expense) from continuing operations	11,071	—	11,071
Net income (loss) from continuing operations	(124,162)	(5,175)	(129,337)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,958)	—	(13,958)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	1,849	—	1,849
Net income (loss) from continuing operations attributable to Aimco Operating Partnership	$(136,271)	$(5,175)	$(141,446)

Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – basic	$(0.94)		$(0.98)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – diluted	$(0.94)		$(0.98)

Weighted-average common units outstanding – basic	146,120		146,120
Weighted-average common units outstanding – diluted	146,120		146,120

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

(In thousands, except per share data)

(Unaudited)

	As Reported	Chicago Portfolio Sale	Pro Forma
	(c)	(d)
REVENUES
Rental and other property revenues	$119,925	$(42,193)	$77,732

OPERATING EXPENSES
Property operating expenses	51,655	(15,055)	36,600
Depreciation and amortization	58,118	(11,251)	46,867
General and administrative expenses	32,865	—	32,865
Total operating expenses	142,638	(26,306)	116,332

Interest income	9,715	(12)	9,703
Interest expense	(26,922)	12,766	(14,156)
Mezzanine investment income (loss), net	(155,814)	—	(155,814)
Realized and unrealized gains (losses) on interest rate contracts	1,119	—	1,119
Realized and unrealized gains (losses) on equity investments	700	—	700
Gain on dispositions of real estate	7,984	—	7,984
Other income (expense), net	(7,657)	—	(7,657)
Income (loss) from continuing operations before income tax	(193,588)	(3,133)	(196,721)
Income tax benefit (expense) from continuing operations	12,752	—	12,752
Net income (loss) from continuing operations	(180,836)	(3,133)	(183,969)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,924)	—	(13,924)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(3,991)	—	(3,991)
Net (income) loss from continuing operations attributable to common noncontrolling interests in Aimco Operating Partnership	10,254	162	10,416
Net income (loss) from continuing operations attributable to Aimco	$(188,497)	$(2,971)	$(191,468)

Net income (loss) from continuing operations attributable to Aimco per common share – basic	$(1.32)		$(1.33)
Net income (loss) from continuing operations attributable to Aimco per common share – diluted	$(1.32)		$(1.33)

Weighted-average common shares outstanding – basic	143,618		143,618
Weighted-average common shares outstanding – diluted	143,618		143,618

See accompanying notes to the pro forma condensed consolidated financial statements.

AIMCO OP L.P.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

(In thousands, except per unit data)

(Unaudited)

	As Reported	Chicago Portfolio Sale	Pro Forma
	(c)	(d)
REVENUES
Rental and other property revenues	$119,925	$(42,193)	$77,732

OPERATING EXPENSES
Property operating expenses	51,655	(15,055)	36,600
Depreciation and amortization	58,118	(11,251)	46,867
General and administrative expenses	32,865	—	32,865
Total operating expenses	142,638	(26,306)	116,332

Interest income	9,715	(12)	9,703
Interest expense	(26,922)	12,766	(14,156)
Mezzanine investment income (loss), net	(155,814)	—	(155,814)
Realized and unrealized gains (losses) on interest rate contracts	1,119	—	1,119
Realized and unrealized gains (losses) on equity investments	700	—	700
Gain on dispositions of real estate	7,984	—	7,984
Other income (expense), net	(7,657)	—	(7,657)
Income (loss) from continuing operations before income tax	(193,588)	(3,133)	(196,721)
Income tax benefit (expense) from continuing operations	12,752	—	12,752
Net income (loss) from continuing operations	(180,836)	(3,133)	(183,969)
Net (income) loss from continuing operations attributable to redeemable noncontrolling interests in consolidated real estate partnerships	(13,924)	—	(13,924)
Net (income) loss from continuing operations attributable to noncontrolling interests in consolidated real estate partnerships	(3,991)	—	(3,991)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership	$(198,751)	$(3,133)	$(201,884)

Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – basic	$(1.32)		$(1.33)
Net income (loss) from continuing operations attributable to Aimco Operating Partnership per common unit – diluted	$(1.32)		$(1.33)

Weighted-average common units outstanding – basic	151,371		151,371
Weighted-average common units outstanding – diluted	151,371		151,371

See accompanying notes to the pro forma condensed consolidated financial statements.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY AND AIMCO OP L.P

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

Pro Forma Adjustments

(a) Reflects our consolidated balance sheet as of December 31, 2025, as presented in the historical financial statements and notes thereto in our Annual Report on Form 10-K for the period ended December 31, 2025.

(b) Reflects the historical financial position of the properties included in the Chicago Portfolio as of December 31, 2025, in addition to certain pro forma adjustments described below that are a direct result of the transaction.

(b1) Reflects the assets and liabilities, inclusive of estimated net working capital as defined in the Agreement, transferred upon the Chicago Portfolio Sale.

(b2) The following table summarizes the estimated net cash proceeds upon the Chicago Portfolio Sale:

Sales price	$455,000
Less: Principal debt assumed by Purchaser	(282,491)
Less: Estimated transaction costs at time of closing	(8,989)
Less: Estimated working capital adjustment	(10,903)
Estimated net cash proceeds at time of closing	$152,617
Less: Transaction costs paid prior to closing	(503)
Estimated net cash proceeds	$152,114

(b3) Reflects non-recourse property debt encumbering the Chicago Portfolio. The aggregate principal amount of the debt was assumed by the Purchaser at closing.

(b4) Reflects the estimated gain on sale we would have recognized upon completion of the sale transaction as if the sale occurred as of December 31, 2025, offset by the write-off of debt issuance costs, calculated as follows:

Sales price	$455,000
Less: Estimated transaction costs and other adjustments	(8,989)
Less: Transaction costs paid prior to closing	(503)
Less: Chicago Portfolio basis	(117,762)
Pro forma gain on sale	$327,746
Less: Write-off of debt issuance costs	(1,188)
Net impact to total equity and total partners' capital	$326,558

(c) Reflects our consolidated results of operations for the years ended December 31, 2025, 2024, and 2023, as presented in the historical financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2025.

(d) Reflects historical revenues and expenses of the properties included in the Chicago Portfolio Sale, and associated non-recourse property debt, for the years ended December 31, 2025, 2024, and 2023. The pro forma gain on sale of the Chicago Portfolio has not been reflected in the unaudited pro forma condensed consolidated statements of operations as this amount pertains to discontinued operations and, therefore, does not impact income from continuing operations.